                                                                  Exhibit 10.15

                                 LEASE AGREEMENT



         THIS LEASE, made this 25th day of November, 1996 between JOHN ARRILLAGA, Trustee, or his Successor Trustee, UTA dated 7/20/77 (ARRILLAGA FAMILY TRUST) as amended, and RICHARD T. PEERY, Trustee, or his Successor Trustee, UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended, hereinafter called Landlord, and VERSANT OBJECT TECHNOLOGY CORPORATION, a California corporation, hereinafter called Tenant.


                                   WITNESSETH:

         Landlord hereby leases to Tenant and Tenant hereby hires and takes from Landlord those certain premises (the "Premises") outlined in red on Exhibit "A", attached hereto and incorporated herein by this reference thereto more particularly described as follows:

         All of that certain 54,492+ square foot, one-story building to be constructed by Landlord and to be located at 6539 Dumbarton Circle, Fremont, California 94555 ("Building"). Said Premises and exclusive parking appurtenant thereto are more particularly shown within the area outlined in Red on Exhibit A attached hereto. The entire parcel, of which the Premises is a part, is shown within the area outlined in Green on Exhibit A attached hereto. The interior of the Building leased hereunder shall be constructed by Landlord as set forth in the related Construction Agreement of even date herewith. The improved interior configuration is shown in Red on Exhibit B to be attached hereto.

         The word "Premises" as used throughout this lease is hereby defined to include the nonexclusive use of landscaped areas, sidewalks and driveways in front of or adjacent the Premises, and the nonexclusive use of the area directly underneath or over such sidewalks and driveways. The gross leasable area of the Building shall be measured from outside of exterior walls to outside of exterior walls, and shall include any atriums, covered entrances or egresses and covered loading areas.

         Said letting and hiring is upon and subject to the terms, covenants and conditions hereinafter set forth and Tenant covenants as a material part of the consideration for this Lease to perform and observe each and all of said terms, covenants and conditions. This Lease is made upon the conditions of such performance and observance.

1. USE Tenant shall use the Premises only in conformance with applicable governmental laws, regulations, rules and ordinances for the purpose of general office, light manufacturing, research and development, and storage and other uses necessary for Tenant to conduct Tenant's business, provided that such uses shall be in accordance with all applicable governmental laws and ordinances, and for no other purpose. Tenant shall not do or permit to be done in or about the Premises nor bring or keep or permit to be brought or kept in or


                                       1
                                                                Initials:_______
                                                                Initials:_______
         about the Premises anything which is prohibited by or will in any way increase the existing rate of (or otherwise affect) fire or any insurance covering the Premises or any part thereof, or any of its contents, or will cause a cancellation of any insurance covering the Premises or any part thereof, or any of its contents. Tenant shall not do or permit to be done anything in, on or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Premises or neighboring premises or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. No sale by auction shall be permitted on the Premises. Tenant shall not place any loads upon the floors, walls, or ceiling which endanger the structure, or place any harmful fluids or other materials in the drainage system of the building, or overload existing electrical or other mechanical systems. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises or outside of the building in which the Premises are a part, except in trash containers placed inside exterior enclosures designated by Landlord for that purpose or inside of the building proper where designated by Landlord. No materials, supplies, equipment, finished products or semifinished products, raw materials or articles of any nature shall be stored upon or permitted to remain outside the Premises. Tenant shall not place anything or allow anything to be placed near the glass of any window, door partition or wall, which may appear unsightly from outside the Premises. No loudspeaker or other device, system or apparatus which can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant shall indemnify, defend and hold Landlord harmless against any loss, expense, damage, reasonable attorneys' fees, or liability arising out of failure of Tenant to comply with any applicable law, governing Tenant's use of the Premises. Tenant shall comply with any covenant, condition, or restriction ("CC&R's") affecting the Premises. The provisions of this paragraph are for the benefit of Landlord only and shall not be construed to be for the benefit of any tenant or occupant of the Premises.

2.       TERM(1)

         A. The term of this Lease shall be for a period of TEN (10) years (unless sooner terminated as hereinafter provided) and, subject to Paragraphs 2B and 3, shall commence on the 1st day of June 1997 and end on the 31st day of May 2007.

         B. Possession of the Premises shall be deemed tendered and the term of the Lease shall commence when the first of the following occurs:
                  (a) One day after Certificate of Occupancy is granted by the proper governmental agency, or, if the governmental agency having jurisdiction over the area in which

--------
(1)It is agreed in the event said Lease commences on a date other than the first day of the month the term of the Lease will be extended to account for the number of days in the partial month. The Basic Rent during the resulting partial month will be pro-rated (for the number of days in the partial month) at the Basic Rent rate scheduled for the projected commencement date as shown in Paragraph 39.


                                       2
                                                                Initials:_______
                                                                Initials:_______
                           the Premises are situated does not issue certificates of occupancy, then the same number of days after certification by Landlord's architect or contractor that Landlord's construction work has been completed; or
                  (b) Upon the occupancy of the Premises by any of Tenant's or operating personnel; or
                  (c) When the Tenant Improvements have been substantially completed for Tenant's use and occupancy, in accordance and compliance with Exhibit B of this Lease Agreement and the related Construction Agreement; or
                  (d)      As otherwise agreed in writing.

3. POSSESSION If Landlord, for any reason whatsoever, cannot deliver possession of said premises to Tenant at the commencement of the said term, as hereinbefore specified, this Lease shall not be void or voidable; no obligation of Tenant shall be affected thereby; nor shall Landlord or Landlord's agents be liable to Tenant for any loss or damage resulting therefrom; but in that event the commencement and termination dates of the Lease, and all other dates affected thereby shall be revised to conform to the date of Landlord's delivery of possession, as specified in Paragraph 2B, above. The above is, however, subject to the provision that the period of delay of delivery of the Premises shall not exceed 140 days from the commencement date herein (except those delays caused by Acts of God, strikes, war, utilities, governmental bodies, weather, unavailable materials, and delays beyond Landlord's control shall be excluded in calculating such period) in which instance Tenant, at its option, may by written notice to Landlord, terminate this Lease.

4.       RENT

         A. Basic Rent. Tenant agrees to pay to Landlord at such place as Landlord may designate without deduction, offset, prior notice, or demand, and Landlord agrees to accept as Basic Rent for the leased Premises the total sum of ELEVEN MILLION TWO HUNDRED SEVENTY NINE THOUSAND EIGHT HUNDRED FORTY FOUR AND NO/100 Dollars ($11,279.844.00) in lawful money of the United States of America, payable as follows:

                    See Paragraph 39 for Basic Rent Schedule

         B. Time for Payment. Full monthly rent is due in advance on the first day of each calendar month. In the event that the term of this Lease commences on a date other than the first day of the calendar month, on the date of commencement of the term hereof Tenant shall pay to Landlord as rent for the period from such date of commencement to the first day of the next succeeding calendar month that proportion of the monthly rent hereunder which the number of days between such date of commencement and the first day of the next succeeding calendar month bears to thirty (30). In the event that the term of this Lease for any reason ends on a date other than the last day of a calendar month, on the first day of the last calendar month of the term hereof Tenant shall pay to Landlord as rent for the period from said first day of said last calendar month to and including the last day of the term hereof that proportion of the monthly rent hereunder which the number of days between said first day of said last calendar month and the last day of the term hereof bears to thirty (30).


                                       3
                                                                Initials:_______
                                                                Initials:_______

         C. Late Charge. Notwithstanding any other provision of this Lease, if Tenant is in default in the payment of rental as set forth in this Paragraph 4 when due, or any part thereof, Tenant agrees to pay Landlord, in addition to the delinquent rental due, a late charge for each rental payment in default ten (10) days. Said late charge shall equal ten percent (10%) of each rental payment so in default.

         D. Additional Rent. Beginning with the commencement date of the term of this Lease, Tenant shall pay to Landlord or to Landlord's designated agent in addition to the Basic Rent and as Additional Rent the following:

                  (a) All Taxes relating to the Premises as set forth in Paragraph 9, and
                  (b) All insurance premiums relating to the Premises, as set forth in Paragraph 12, and
                  (c) All charges, costs and expenses, which Tenant is required to pay hereunder, together with all interest and penalties, costs and expenses including reasonable attorneys' fees and legal expenses, that may accrue thereto in the event of Tenant's failure to pay such amounts, and all damages, reasonable costs and expenses which Landlord may incur by reason of default of Tenant or failure on Tenant's part to comply with the terms of this Lease. In the event of nonpayment by Tenant of Additional Rent, Landlord shall have all the rights and remedies with respect thereto as Landlord has for nonpayment of rent, and
                           (d) all prorated costs and expenses related to the Ardenwood Property Owners' Associations as set forth in Paragraph 49.

                           The additional Rent due hereunder shall be paid to
                  Landlord or Landlord's agent (i) within five days for taxes and insurance and within thirty days for all other Additional Rent items after presentation of invoice from Landlord or Landlord's agent setting forth such Additional Rent and/or
                  (ii) at the option of Landlord, Tenant shall pay to Landlord monthly, in advance, Tenant's prorated share of an amount estimated by Landlord to be Landlord's approximate average monthly expenditure for such Additional Rent items, which estimated amount shall be reconciled within 120 days of the end of each calendar year or more frequently if Landlord elects to do so at Landlord's sole and absolute discretion, as compared to Landlord's actual expenditure for said Additional Rent items, with Tenant paying to Landlord, upon demand, any amount of actual expenses expended by Landlord in excess of said estimated amount, or Landlord refunding to Tenant (providing Tenant is not in default in the performance of any of the terms, covenants and conditions of this Lease) any amount of estimated payments made by Tenant in excess of Landlord's actual expenditures for said Additional Rent items. Upon request, by Tenant, Landlord shall provide reasonable detail supporting such invoices.

                           The respective obligations of Landlord and Tenant
                  under this paragraph shall survive the expiration or other termination of the term of this Lease, and if the term hereof shall expire or shall otherwise terminate on a day other than the last day of a calendar year, the actual Additional Rent incurred for the calendar year in which the term


                                       4
                                                                Initials:_______
                                                                Initials:_______
                  hereof expires or otherwise terminates shall be determined and settled on the basis of the statement of actual Additional Rent for such calendar year and shall be prorated in the proportion which the number of days in such calendar year preceding such expiration or termination bears to 365.

                  E. Fixed Management Fee. Beginning with the Commencement Date of the Term of this Lease, Tenant shall pay to Landlord, in addition to the Basic Rent and Additional Rent, a fixed monthly management fee ("Management Fee") equal to 2% of the Basic Rent due for each month during the Lease Term.

                  F. Place of Payment of Rent and Additional Rent. All Basic Rent hereunder and all payments hereunder for Additional Rent shall be paid to Landlord at the office of Landlord at Peery/Arrillaga, File 1504, box 60000, San Francisco, CA 94160, or to such other person or to such other place as Landlord may from time of time designate in writing.

                  * G. Security Deposit. Currently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the sum of TWO HUNDRED TWELVE THOUSAND FIVE HUNDRED EIGHTEEN AND 80/100 Dollars ($212,518.80). Said sum shall be held by Landlord as a Security Deposit for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent and any of the monetary sums due herewith, after passage of the applicable notice an cure period, Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any other amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said Deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in the amount sufficient to restore the Security Deposit to its original amount. Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such Deposit. If Tenant fully and faithfully performs every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term and after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said Deposit to Landlord's successor in interest whereupon Tenant agrees to release Landlord from liability for the return of such Deposit or the accounting therefor.

5. ACCEPTANCE AND SURRENDER OF PREMISES BY entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair and accepts the building and improvements included in the Premises in their present condition and without

----------
*$106,259.40 Cash due upon Lease execution.
$106,259.40 Promissory Note due June 1, 1998.


                                       5
                                                                Initials:_______
                                                                Initials:_______
representation or warranty by Landlord as to the condition of such building or as to the use or occupancy which may be made thereof. Any exceptions to the foregoing must be by written agreement executed by Landlord and Tenant. Tenant agrees on the last day of the Lease term, or on the sooner termination of this Lease, to surrender the Premises promptly and peaceably to Landlord in good condition and repair (damage by Acts of God, fire, normal wear and tear excepted), with all interior walls painted, or cleaned so that they appear freshly painted, and repaired and replaced, if damaged; all floors cleaned and waxed; all carpets cleaned and shampooed; all broken, marred or nonconforming acoustical ceiling tiles replaced; all windows washed; the air-conditioning and heating systems serviced by a reputable and licensed service firm and in good operating condition and repair; the plumbing and electrical systems and lighting in good order and repair, including replacement of any burned out or broken light bulbs or ballasts; together with all alterations, additions, and improvements which may have been made in, to, or on the Premises (except moveable trade fixtures installed at the expense of Tenant) except that, subject to Paragraph 6 below, Tenant shall ascertain from Landlord within thirty (30) days before the end of the term of this Lease whether Landlord desires to have the Premises or any part or parts thereof restored to their condition and configuration as when the Premises were delivered to Tenant and if Landlord shall so desire, then Tenant shall restore said Premises or such part or parts thereof before the end of this Lease at Tenant's sole cost and expense, (which written consent will specify whether Landlord shall require removal of said alterations and/or additions), Tenant, on or before the end of the term or sooner termination of this Lease, shall remove all of Tenant's personal property and trade fixtures from the Premises, and all property not so removed on or before the end of the term or sooner termination of this Lease shall be deemed abandoned by Tenant and title to same shall thereupon pass to Landlord without compensation to Tenant. Landlord may, upon termination of this Lease, remove all moveable furniture and equipment so abandoned by Tenant, at Tenant's sole cost, and repair any damage caused by such removal at Tenant's sole cost. If the Premises be not surrendered at the end of the term or sooner termination of this Lease, Tenant shall indemnify Landlord against loss or liability resulting from the delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay. Nothing contained herein shall be construed as an extension of the term hereof or as consent of Landlord to any holding over by Tenant. The voluntary or other surrender of this Lease or the Premises by Tenant or a mutual cancellation of this Lease shall not work as a merger and, at the option of Landlord, shall either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of all or any such subleases or subtenancies.

6. ALTERATIONS AND ADDITIONS Tenant shall not make, or suffer to be made, any alteration or addition to the Premises, or any part thereof, without the written consent of Landlord first had and obtained by Tenant, (which written consent will specify whether Landlord shall require removal of said alterations and/or additions), (such consent not to be unreasonably withheld), but at the cost of Tenant, and any addition to, or alteration of, the Premises, except moveable furniture and trade fixtures, shall at once become a part of the Premises and belong to Landlord. Landlord reserves the right to approve all contractors and mechanics proposed by Tenant to make such alterations and additions. Tenant shall retain title to all moveable furniture and trade fixtures placed in the Premises. All heating, lighting, electrical, air-conditioning, floor to ceiling partitioning, drapery, carpeting, and floor installations made by Tenant, together with

                                       6
                                                                Initials:_______
                                                                Initials:_______
all property that has become an integral part of the Premises, shall not be deemed trade fixtures. Tenant agrees that it will not proceed to make such alteration or additions, without having obtained consent from Landlord to do so, and until five (5) days from the receipt of such consent, in order that Landlord may post appropriate notices to avoid any liability to contractors or material suppliers for payment for Tenant's improvements. Tenant will at all times permit such notices to be posted and to remain posted until the completion of work. Tenant shall, if required by Landlord, secure at Tenant's own cost and expense, a completion and lien indemnity bond, satisfactory to Landlord, for such work. Tenant further covenants and agrees that any mechanic's lien filed against the Premises for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at the cost and expense of Tenant. Any exceptions to the foregoing must be made in writing and executed by both Landlord and Tenant.

7. TENANT MAINTENANCE Tenant shall, at its sole cost and expense, keep and maintain the Premises (including appurtenances) and every part thereof in a high standard of maintenance and repair, or replacement, and in good and sanitary condition. Tenant's maintenance and repair responsibilities herein referred to include, but are not limited to, janitorization, all windows (interior and exterior), window frames, plate glass and glazing (destroyed by accident or act of third parties), truck doors, plumbing systems (such as water and drain lines, sinks, toilets, faucets, drains, showers and water bulbs, tubes and fountains), electrical systems (such as panels, conduits, outlets, lighting fixtures, lamps, bulbs and ballasts), heating and air-conditioning systems (such as compressors fans air handlers, ducts, mixing boxes, thermostats, time clocks, boilers, heaters, supply and return grills), structural elements and exterior surfaces of the building, store fronts, roofs, downspouts, all interior improvements within the premises including but not limited to wall coverings, window coverings, carpet, floor coverings, partitioning, ceilings, doors (both interior and exterior), including closing mechanisms, latches, locks, skylights (if any), automatic fire extinguishing systems, and elevators and all other interior improvements of any nature whatsoever. Tenant agrees to provide carpet shields under all rolling chairs or to otherwise be responsible for wear and tear of the carpet caused by such rolling chairs if such wear and tear exceeds that caused by normal foot traffic in surrounding areas. Areas of excessive wear shall be replaced at Tenant's sole expense upon Lease termination. Tenant hereby waives all rights under, and benefits of, Subsection 1 of Section 1932 and 1941 and 1942 of the California Civil Code and under any similar law, statute or ordinance now or hereafter in effect. In the event any of the above maintenance responsibilities apply to any other tenant(s) of Landlord where there is common usage with other tenant(s), such maintenance responsibilities and charges shall be allocated to the leased Premises by square footage or other equitable basis as calculated and determined by Landlord.

8. UTILITIES Tenant shall pay promptly, as the same become due, all charges for water, gas, electricity, telephone, telex and other electronic communication service, sewer service, waste pick-up and any other utilities, materials or services furnished directly to or used by Tenant on or about the Premises during the term of this Lease, including, without limitation, any temporary or permanent utility surcharge or other exactions whether or not hereinafter imposed. In the event the above charges apply to any other tenant(s) or Landlord where there is common usage with


                                       7
                                                                Initials:_______
                                                                Initials:_______
other tenant(s), such charges shall be allocated to the leased Premises by square footage or other equitable basis as calculated and determined by Landlord.

         Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of rent by reason of any interruption or failure of utility services to the Premises when such interruption or failure is caused by accident, breakage, repair, strikes, lockouts, or other labor disturbances or labor disputes of any nature, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord.

9.       TAXES

         A. As Additional rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay to Landlord, or if Landlord so directs, directly to the Tax Collector, all Real Property taxes relating to the Premises. In the event the Premises leased hereunder consist of only a portion of the entire tax parcel, Tenant shall pay to Landlord Tenant's proportionate share of such real estate taxes allocated to the leased Premises by square footage or other reasonable basis as calculated and determined by Landlord. If the tax billing pertains 100% to the leased Premises, and Landlord chooses to have Tenant pay said real estate taxes directly to the Tax Collector, then in such event it shall be the responsibility of Tenant to obtain the tax and assessment bills and pay, prior to delinquency, the applicable real property taxes and assessments pertaining to the leased Premises, and failure to receive a bill for taxes and/or assessments shall not provide a basis for cancellation of or nonresponsibility for payment of penalties for nonpayment or late payment by Tenant. The term "Real Property Taxes", as used herein, shall mean (i) all taxes, assessments, levies and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any general or special assessments for public improvements and any increases resulting from reassessments caused by any change in ownership of the Premises) now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of, all or any portion of the Premises (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord's interest therein; any improvements located within the Premises (regardless of ownership); the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located in the Premises; or parking areas, public utilities, or energy within the Premises; (ii) all charges, levies or fees imposed by reason of environmental regulation or other governmental control of the Premises; and (iii) all costs and fees (including reasonable attorney's fees) incurred by Landlord in reasonably contesting any Real Property Tax and in negotiating with public authorities as to any Real Property Tax. If at any time during the term of this Lease the taxation or assessment of the Premises prevailing as of the commencement date of this Lease shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Premises or Landlord's interest herein or (ii) on or measured by the gross receipts, income or rentals from the Premises, on Landlord's business of leasing the Premises, or computed in any manner with respect to the operation of the Premises, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is based upon property or rents


                                       8
                                                                Initials:_______
                                                                Initials:_______
unrelated to the Premises, then only that part of such Real Property Tax that is fairly allocable to the Premises shall be included within the meaning of the term "Real Property Taxes". Notwithstanding the foregoing, the term "Real Property Taxes" shall not include estate, inheritance, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources. See Paragraph 49

         B. Taxes on Tenant's Property Tenant shall be liable for and shall pay ten days before delinquency, taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based on such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant. Tenant shall upon demand, as the case may be, repay to Landlord the taxes so levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provided that in any such event Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, to bring suit in any court of competent jurisdiction to recover the amount of such taxes so paid under protest, and any amount so recovered shall belong to Tenant.

10. LIABILITY INSURANCE Tenant, at Tenant's expense, agrees to keep in force during the term of this Lease a policy of commercial general insurance with combined single limit coverage of not less than Two Million Dollars ($2,000,000) for bodily injury and property damage occurring in, on or about the Premises, including parking and landscaped areas. Such insurance shall be primary and noncontributory as respects any insurance carried by Landlord. The policy or policies effecting such insurance shall name Landlord as additional insureds, and shall insure any liability of Landlord, contingent or otherwise, as respects acts or omissions of Tenant, its agents, employees or invitees or otherwise by any conduct or transactions of any of said persons in or about or concerning the Premises, including any failure of Tenant to observe or perform any of its obligations hereunder; shall be issued by an insurance company admitted to transact business in the State of California; and shall provide that the insurance effected thereby shall not be canceled, except upon thirty (30) day's prior written notice to Landlord. A certificate of insurance of said policy should be delivered to Landlord. If, during the term of this Lease, in the considered reasonable opinion of Landlord's Lender, insurance advisor, or counsel, the amount of insurance described in Paragraph 10 is not adequate, Tenant agrees to increase said coverage to such reasonable amount as Landlord's Lender, insurance advisor, or counsel shall deem adequate.

11. TENANT'S PERSONAL PROPERTY INSURANCE AND WORKMAN'S COMPENSATION INSURANCE Tenant shall maintain a policy or policies of fire and property damage insurance in "all risk" form with a sprinkler leakage endorsement insuring the personal property, inventory, trade fixtures, and leasehold improvements within the leased Premises for the full replacement value thereof. The proceeds from any of such policies shall be used for the repair or replacement of such items so insured.


                                       9
                                                                Initials:_______
                                                                Initials:_______

Tenant shall also maintain a policy or policies of workman's compensation insurance an and any other employee benefit insurance sufficient to comply with all laws.

12. PROPERTY INSURANCE Landlord shall purchase an keep in force, and as Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay to Landlord (or Landlord's agent if so directed by Landlord) Tenant's proportionate share (allocated to the leased Premises by square footage or other equitable basis as calculated and determined by Landlord) of the deductibles on insurance claim and the cost of, policy or policies of insurance covering loss or damage to the Premises (excluding routine maintenance and repairs and incidental damage or destruction caused by accidents or vandalism for which Tenant is responsible under Paragraph 7) in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risks" insurance and flood and/or earthquake insurance, if available, plus a liability policy and a policy of rental income insurance in the amount of one hundred (100%) percent of twelve (12) months Basic Rent, plus sums paid as Additional Rent. If such insurance cost is increased due to Tenant's use of the Premises, Tenant agrees to pay to Landlord the full cost of such increase. Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord for the Premises. Landlord and Tenant do each hereby respectively release the other, to the extent of insurance coverage of the releasing party, from any liability for loss or damage caused by fire or any of the extended coverage casualties included in the releasing party's insurance coverage policies, irrespective of the cause of such fire or casualty; provided, however, that if the insurance policy of either releasing party prohibits such waiver, then this waiver shall not take effect until consent to such waiver is obtained. If such waiver is so prohibited, the insured party affected shall promptly notify the other party thereof.

13. INDEMNIFICATION Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury to or death of any person or damage to or destruction of property in or about the Premises by or from any cause whatsoever, including, without limitation, gas, fire, oil, electricity or leakage of any character from the roof, walls, basement or other portion of the Premises but excluding, however, the willful misconduct or negligence of Landlord, its agents, servants, employees, invitees, or contractors of which negligence Landlord has knowledge and reasonable time to correct. Except as to injury to persons or damage to property to the extent arising from the willful misconduct or the negligence of Landlord, its agents, servants, employees, invitees, or contractors. Tenant shall hold Landlord against any and all expenses, including reasonable attorneys' fees, in connection therewith, arising out of any injury to or death of any person or damage to or destruction of property occurring in, on or about the Premises, or any part thereof, from any cause whatsoever.

14. COMPLIANCE Tenant, at its sole cost and expense, shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now or hereafter in effect, pertaining to said Premises, with the requirements of any board of fire underwriters or other similar body now or hereafter constituted; and with any direction or occupancy certificate issued pursuant to law by any public officer; provided, however, that no such failure shall be deemed a breach of the provisions if Tenant, immediately upon notification, commences to remedy or rectify said failure. The judgment of any court of competent jurisdiction or the

                                                                Initials:_______
                                                                Initials:_______
admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such law, statute, ordinance or governmental rule, regulation, requirement, direction or provision, shall be conclusive of that fact as between Landlord and Tenant. Tenant shall, at its sole cost and expense, comply with any and all requirements pertaining to said Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance covering requirements pertaining to said Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance covering the Premises.

15. LIENS TENANT shall keep the Premises free from any liens arising out of any work performed, materials furnished or obligation incurred by Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of such lien, cause the same to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord for such purpose, and all expenses incurred by it in connection therewith, shall be payable to Landlord by Tenant on demand with interest at the prime rate of interest as quoted by the Bank of America.

16. ASSIGNMENT AND SUBLETTING Tenants shall not assign, transfer, or hypothecate the leasehold estate under this Lease, or any interest therein, and shall not sublet the Premises, or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person or entity to occupy or use the Premises, or any portion thereof, without, in each case, the prior written consent of Landlord which consent will not be unreasonably withheld. As a condition for granting this consent to any assignment transfer, or subletting, Landlord may require that Tenant agrees to pay Landlord, as additional rent, fifty percent (50%) of all rents or additional consideration ("Excess Rent") received by Tenant from its assignees, transferees, or subtenants in excess of the rent payable by Tenant to Landlord hereunder, provided, however, that before sharing such Excess Rent, Tenant shall first be entitled to recover from such Excess Rent the amount of any reasonable leasing commissions paid by Tenant to third parties not affiliated with Tenant. Tenant shall, by thirty (30) days written notice, advise Landlord of its intent to assign or transfer Tenant's interest in the Lease or sublet the Premises or any portion thereof for any part of the term hereof. Within thirty (30) days after receipt of said written notice, Landlord may, in its sole discretion, elect to terminate this Lease as to the portion of the Premises described in Tenant's notice on the date specified in Tenant's notice by giving written notice of such election to terminate. Notwithstanding the above, Landlord shall not have a right to terminate said Lease in the event of a sublease, unless Tenant subleases more than forty percent (40%) of said Leased Premises. If no such notice to terminate is given to Tenant within said thirty (30) days period, Tenant may proceed to locate an acceptable sublessee, assignee, or other transferee for presentment to Landlord for Landlord's approval, all in accordance with the terms, covenants, and conditions of this paragraph 16. If Tenant intends to sublet the entire Premises and Landlord elects to terminate this Lease, this Lease shall be terminated on the date specified in Tenant's notice. If, however, this Lease shall terminate pursuant to the foregoing with respect to less than all the Premises, the rent, as defined and reserved hereinabove shall be adjusted on a pro rata basis to the number of square feet retained by Tenant, and this Lease as so amended shall continue in full force and effect. In the event Tenant is allowed to assign, transfer or sublet the

                                                                Initials:_______
                                                                Initials:_______
whole or any part of the Premises, with prior written consent of Landlord, no assignee, transferee or subtenant shall assign or transfer this Lease, either in whole or in part, or sublet the whole or any part of the Premises, without also having obtained the prior written consent of Landlord. As of the date of this Lease, Landlord represents that there are no direct loans outstanding on the Premises leased hereunder. A consent of Landlord to one assignment, transfer, hypothecation, subletting, occupation or use by any other person shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any subsequent similar or dissimilar assignment, transfer, hypothecation, subletting, occupation or use by any other person. Any such assignment, transfer, hypothecation, subletting, occupation or use without such consent shall be void and shall constitute a breach of this Lease by Tenant and shall, at the option of Landlord exercised by written notice to Tenant, terminate this Lease. The leasehold estate under this Lease shall not, nor shall any interest herein, be assignable for any purpose by operation of law without the written consent of Landlord. As a condition to its consent, Landlord may require Tenant to pay all expenses in connection with the assignment, and Landlord may require Tenant's assignee or transferee (or other assignees or transferees) to assume in writing all of the obligations under this Lease and for Tenant to remain liable to Landlord under the Lease. See Paragraph 46

17. SUBORDINATION AND MORTGAGES In the event Landlord's title or leasehold interest is now or hereafter encumbered by a deed of trust, upon the interest of Landlord in the land and buildings in which the demised Premises are located, to secure a loan from a lender (hereinafter referred to as "Lender") to Landlord, Tenant Shall, at the request of Landlord or Lender, execute in writing an agreement subordinating its rights under this Lease to the lien of such deed of trust, or, if so requested, agreeing that the lien of Lender's deed of trust shall be or remain subject and subordinate to the rights of Tenant under this Lease and provided Lender executes a reasonable non-disturbance agreement. Notwithstanding any such subordination, Tenant's possession under this Lease shall not be disturbed if Tenant is not in default and so long as Tenant shall pay all rent and observe and perform all of the provisions set forth in this Lease and any such subordination agreement shall so reflect.

18. ENTRY BY LANDLORD Landlord reserves, and shall at all reasonable times during business hours and after at least 24 hours notice (except in emergencies) have, the right to enter the Premises to inspect them; to perform any services to be provided by Landlord hereunder; to make repairs or provide any services to a contiguous tenant(s); to submit the Premises to prospective purchasers, mortgages or tenants; to post notices of nonresponsibility; and to alter, improve or repair the Premises or other parts of the building, all without abatement of rent, and may erect scaffolding and other necessary structures in or through the Premises where reasonably required by the character of the work to be performed; provided, however that the business of Tenant shall be interfered with to the least extent that is reasonably practical. Any entry to the Premises by Landlord for the purposes provided for herein shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof. Landlord shall use its best efforts to minimize its interference with Tenant's business operations during such entrance.


                                       12
                                                                Initials:_______
                                                                Initials:_______

19. BANKRUPTCY AND DEFAULT The commencement of a bankruptcy action or liquidation action or reorganization action or insolvency action or an assignment of or by Tenant for the benefit of creditors, or any similar action undertaken by Tenant, or the insolvency of Tenant, shall, at Landlord's option, constitute a breach of this Lease by Tenant. If the trustee or receiver appointed to serve during a bankruptcy, liquidation, reorganization, insolvency or similar action elects to reject Tenant's unexpired Lease, the trustee or receiver shall notify Landlord in writing of its election within thirty (30) days after an order for relief in a liquidation action or within (30) days after the commencement of any action.

         Within thirty (30) days after court approval of the assumption of this Lease, the trustee or receiver shall cure (or provide adequate assurance to the reasonable satisfaction of Landlord that the trustee or receiver shall cure) any and all previous defaults under the unexpired Lease and shall compensate Landlord for all actual pecuniary loss and shall provide adequate assurance of future performance under said Lease to the reasonable satisfaction of Landlord. Adequate assurance of future performance, as used herein, includes, but shall not be limited to: (i) assurance of source and payment of rent, and other consideration due under this Lease; (ii) assurance that the assumption or assignment of this Lease will not breach substantially and provision, such as radius, location, use, or exclusivity provision, in any agreement relating to the above described Premises.

         Nothing contained in this section shall affect the existing right of Landlord to refuse to accept an assignment upon commencement of or in connection with a bankruptcy, liquidation, reorganization or insolvency action or an assignment of Tenant for the benefit of creditors or other similar act. Nothing contained in this Lease shall be construed as giving or granting or creating equity in the demised Premises to Tenant. In no event shall the leasehold estate under this Lease, or any interest therein, be assigned by voluntary or involuntary bankruptcy proceeding without the prior written consent of Landlord. In no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

         The failure to perform or honor any covenant, condition or representation made under this Lease shall constitute default hereunder by Tenant upon expiration of the appropriate grace period hereinafter provided. Tenant shall have a period of five (5) days from the date of written notice from Landlord within which to cure any default in the payment of rental or adjustment thereto. Tenant shall have a period of thirty (30) days from the date of written notice from Landlord within which to cure any other default under this Lease; provided, however, that if the nature of Tenant's failure is such that more than thirty (30) days is reasonably required to cure the same. Tenant shall not be in default so long as Tenant commences performance within I such thirty (30) day period and thereafter prosecutes the same to completion. Upon an uncured default of this Lease by Tenant, Landlord shall have the following rights and remedies in addition to any other rights or remedies available to Landlord at law or in equity:

         (a) The rights and remedies provided for by California Civil Code
Section 1951.2, including but not limited to, recovery of the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss for the same period that Tenant proves could be reasonably avoided, as computed pursuant to subsection (b) of said Section 1951.2. Any proof by Tenant under subparagraphs
(2) and (3) of Section 1951.2 of the California Civil Code of the amount of rental loss that could be reasonably avoided shall be made in the following manner: Landlord and Tenant shall each select


                                       13
                                                                 Initials:______
                                                                 Initials:______
a licensed real estate broker in the business of renting property of the same type and use as the Premises and in the same geographic vicinity. Such two real estate brokers shall select a third licensed real estate broker, and the three licensed real estate brokers so selected shall determine the amount of the rental loss that could be reasonably avoided from the balance of the term of this Lease after the time of award. The decision of the majority of said licensed real estate brokers should be final and binding upon the parties hereto.

         (b) The rights and remedies provided by California Civil Code Section which allows Landlord to continue the Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due, for so long as Landlord does not terminate Tenant's rights to possession; acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession.

         (c) The right to terminate this Lease by giving notice to Tenant in accordance with applicable law.

         (d) To the extent permitted by law, the right and power, to enter the Premises and remove therefrom all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and apply such proceeds therefrom pursuant to applicable California law. Landlord, may from time to time sublet the Premises or any part thereof for such term or terms (which may extend beyond the term of this Lease) and at such rent and such other terms as Landlord in its reasonable sole discretion may deem advisable, with the right to make alterations and repairs to the Premises. Upon each subletting, (i) Tenant shall be immediately liable to pay Landlord, in addition to indebtedness other than rent due hereunder, the reasonable cost of such subletting, including, but not limited to, reasonable attorney's fees, and any real estate commissions actually paid, and the cost of such reasonable alterations and repairs incurred by Landlord and the amount, if any, by which the rent hereunder for the period of such subletting (to the extent such period does not exceed the term hereof) exceeds the amount to be paid as rent for the Premises for such period or (ii) at the option of Landlord, rents received from such subletting shall be applied first to payment of indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs of such subletting and of such alterations and repairs; third to payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same becomes due hereunder. If Tenant has been credited with any rent to be received by such subletting under option (i) and such rent shall not be promptly paid to Landlord by the subtenant(s), or if such rentals received from such subletting under option (ii) during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention is given to Tenant. Notwithstanding any such subletting without termination, Landlord may at any time hereafter elect to terminate this Lease for such previous breach.

         (e) The right to have a receiver appointed for Tenant upon application by Landlord, to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord pursuant to subparagraph d. above.


                                       14
                                                                 Initials:______
                                                                 Initials:______

20. ABANDONMENT Tenant shall not vacate or abandon the Premises at any time during the term of this Lease (except that Tenant may vacate so long as it pays rent, provides an on-site security guard during normal business hours form Monday through Friday, and otherwise performs its obligations hereunder) and if Tenant shall abandon, vacate or surrender said Premises, or be dispossessed by the process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

21. DESTRUCTION In the event the Premises are destroyed in whole or in part from any cause, except for routine maintenance and repairs and incidental damage and destruction caused from vandalism and accidents for which Tenant is responsible under Paragraph 7, Landlord may, at its option:

         (a) Rebuild or restore the Premises to their condition prior to the damage or destruction, or

         (b) Terminate this Lease. (providing that the Premises are damaged to the extent of 33 1/3% of the replacement cost).

         If Landlord does not give Tenant notice in writing within (30) days from the destruction of the Premises of its election to either rebuild and restore them, or to terminate this Lease, Landlord shall be deemed to have elected to rebuild or restore them, in which event Landlord agrees, at its expense, except for any deductible, which is the responsibility of Tenant, promptly to rebuild or restore the Premises to their condition prior to the damage or destruction. Tenant shall be entitled to a reduction in rent while such repair is being made in proportion that the area of the Premises rendered untenantable by such damage bears to the total area of the Premises. If Landlord initially estimates that the rebuilding or restoration will exceed 180 days, or if Landlord does not commence repairs within 90 days or complete the rebuilding or restoration within one hundred eighty (180) days following the date of destruction (such period of time to be extended for delays caused by the fault or neglect of Tenant or because of Acts of God, acts of public agencies, labor disputes, strikes, fires, freight embargoes, rainy or stormy weather, inability to obtain materials, supplies or fuels, acts of contractors, or subcontractors, or delay of the contractors or subcontractors due to such causes or other contingencies beyond the control of Landlord), or if the damage exceeds 33 1/3% and occurs during the last twelve months of the initial Lease Term or any extended Term, then Tenant shall have the right to terminate this Lease by giving fifteen (15) days prior written notice to Landlord. Notwithstanding anything herein to the contrary, Landlord's obligation to rebuild or restore shall be limited to the building and interior improvements constructed by Landlord as they existed as of the commencement date of the Lease and shall not include restoration of Tenant's trade fixtures, equipment, merchandise, or any improvements, alterations or additions made by Tenant to the Premises, which Tenant shall forthwith replace or fully repair at Tenant's sole cost and expense provided this Lease is not cancelled according to the provisions above.

         Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect. Tenant hereby expressly waives the provisions of Section 1932, Subdivision 2, in Section 1933, Subdivision 4 of the California Civil Code.

         In the event that the building in which the Premises are situated is damaged or destroyed to the extent of not less than 33 1/3% of the replacement cost thereof, Landlord may elect to terminate this Lease, whether the Premises be injured or not. Notwithstanding anything to the


                                       15
                                                                 Initials_______
                                                                 Initials_______
contrary herein, Landlord may terminate this Lease in the event of an uninsured event or if insurance proceeds are insufficient to cover one hundred percent of the rebuilding costs net of the deductible; provided however, Tenant shall have the right to elect, in its discretion, to contribute such excess funds to permit Landlord to repair the Premises.

22. EMINENT DOMAIN Landlord shall contest any eminent domain assertion if Landlord, in its sole and absolute discretion, believes it's prudent to do so. If all or any part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this Lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title vests in the condemnor, and Landlord shall be entitled to any and all payment, income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance, and Tenant shall have no claim against Landlord or otherwise for the value of any unexpired term of this Lease. Notwithstanding the foregoing paragraph, any compensation specifically awarded Tenant for loss of business; Tenant's personal property, moving cost or loss of goodwill shall be and remain the property of Tenant.

          If any action or proceeding is commenced for such taking of the Premises or any part thereof, or if Landlord is advised in writing by any entity or body having the right or power of condemnation of its intention to condemn the premises or any portion thereof, then Landlord shall have the right to terminate this Lease by giving Tenant written notice thereof within sixty (60) days of the date of receipt of said written advice, or commencement of said action or proceeding, or taking conveyance, which termination shall take place as of the first to occur of the last day of the calendar month next following the month in which such notice is given or the date on which title to the Premises shall vest in the condemnor.

         In the event of such a partial taking or conveyance of the Premises, if the portion of the Premises taken or conveyed is so substantial that the Tenant can no longer reasonably conduct its business, Tenant shall have the privilege of terminating this Lease within sixty (60) days from the date of such taking or conveyance, upon written notice to Landlord of its intention so to do, and upon giving of such notice this Lease shall terminate on the lst day of the calendar month next following the month in which such notice is given, upon payment by Tenant of the rent from the date of such taking or conveyance to the date of termination.

         If a portion of the Premises be taken by condemnation or conveyance in lieu thereof and neither Landlord nor Tenant shall terminate this Lease as provided herein, this Lease shall continue in full force and effect as to the part of the Premises not so taken or conveyed, and the rent herein shall be apportioned as of the date of such taking or conveyance so that thereafter the rent to be paid by Tenant shall be in the ratio that the area of the portion of the Premises not so taken or conveyed bears to the total area of the Premises prior to such taking.


23. SALE OR CONVEYANCE BY LANDLORD In the event of a sale or conveyance of the Premises or any interest therein, by any owner of the reversion then constituting Landlord, the transfer or shall thereby be released from any further liability upon any of the terms, covenants or conditions (express or implied) herein contained in favor of Tenant, and in such event, insofar as such transfer is concerned, Tenant agrees to look solely to the responsibility of the successor in interest of such transferor in and to the Premises and this Lease. This Lease


                                       16
                                                                Initials:_______
                                                                Initials:_______
shall not be affected by any such sale or conveyance, and Tenant agrees to attorn to the successor in interest of such transferor.

24. ATTORNMENT TO LENDER OR THIRD PARTY Subject to Tenant's receipt of an executed non-disturbance agreement pursuant to Paragraph 17 of this Lease, in the event the interest of Landlord in the land and buildings in which the leased Premises are located (whether such interest of Landlord is a fee title interest or a leasehold interest) is encumbered by deed of trust, and such interest is acquired by the lender or any third party through judicial foreclosure or by exercise of a power of sale at private trustee's foreclosure sale, Tenant hereby agrees to attorn to the purchaser at any such foreclosure sale and to recognize such purchaser as the Landlord under this Lease. In the event the lien of the deed of trust securing the loan from a Lender to Landlord is prior and paramount to the Lease, this Lease shall nonetheless continue in full force and effect for the remainder of the unexpired term hereof, at the same rental herein reserved and upon all of the other terms, conditions and convenants herein contained.

25. HOLDING OVER Any holding over by Tenant after expiration or other termination of the term of this Lease with the written consent of Landlord delivered to Tenant shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the leased Premises except as expressly provided in this Lease. Any holding over after the expiration or other termination of the term of this Lease, with the consent of Landlord, shall be construed to be a tenancy from month to month, on the same terms and conditions herein specified insofar as applicable except that the monthly Basic Rent shall be increased to an amount equal to one hundred fifty (150%) percent of the monthly Basic Rent required during the last month of the Lease term.

26. CERTIFICATE OF ESTOPPEL Tenant shall at any time upon not less than then (10) days prior written notice to Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrance of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord; that there are no uncured defaults in Landlord's performance, and that not more than one month's rent has been paid in advance.

27. CONSTRUCTION CHANGES LANDLORD shall endeavor to construct the Premises leased hereunder pursuant to Exhibit B to the Lease; however, it is understood that the description of the Premises and the location of ductwork, plumbing and other facilities therein are subject to such minor changes as Landlord or Landlord's architect determines to be desirable in the course of construction of the Premises, and no such changes shall affect this Lease or entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant.


                                       17
                                                                Initials:_______
                                                                Initials:_______

Landlord does not guarantee the accuracy of any drawings supplied to Tenant and verification of the accuracy of such drawings rests with Tenant.

28. RIGHT OF LANDLORD TO PERFORM All terms, covenants and conditions of this Lease to be performed or observed by Tenant shall be performed or observed by Tenant at Tenant's sole cost and expense and without any reduction of rent. If Tenant shall fail to pay any sum of money, or other rent, required to be paid by it hereunder or shall fail to perform any other term or covenant hereunder on its part to be performed, and such failure shall continue for five (5) days after written notice thereof by Landlord, Landlord, without waiving or releasing Tenant from any obligation of Tenant hereunder, may, but shall not be obliged to, make any such payment or perform any such other term or covenant on Tenant's part to be performed. All sums so paid by Landlord and all necessary costs of such performance by Landlord together with interest thereon at the rate of the prime rate of interest per annum as quoted by the Bank of America from the date of such payment on performance by Landlord, shall be paid (and Tenant covenants to make such payment) to Landlord on demand by Landlord, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of nonpayment by Tenant as in the case of failure by Tenant in the payment of rent hereunder.

29.      ATTORNEYS' FEES

    A. In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease, or for any other relief against the other party hereunder, then all costs and expenses, including reasonable attorneys' fees incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

    B. Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including a reasonable attorney's fee subject to the provisions of Paragraph 13.

30. WAIVER The wavier by either party of the other party's failure to perform or observe any term, covenant or condition herein contained to be performed or observed by such waiving party shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent failure of the party failing to perform or observe the same or any other such term, covenant or condition therein contained, and no custom or practice which may develop between the parties hereto during the term hereof shall be deemed a waiver of, or in any way affect, the right of either party to insist upon performance and observance by the other party in strict accordance with the terms hereof.

31. NOTICES All notices, demands, requests, advices or designations which may be or are required to be given by either party to the other hereunder shall be in writing. All notices, demands, requests, advices or designations by Landlord to Tenant shall be sufficiently given, made or delivered if personally served on Tenant by leaving the same at the Premises of if sent


                                       18
                                                                 Initials:______
                                                                 Initials:______
by United States certified or registered mail, postage prepaid, addressed to Tenant at the Premises. All notices, demands, requests, advices or designations by Tenant to Landlord shall be sent by United States certified or registered mail, postage prepaid, addressed to Landlord at its offices at Peery/Arrillaga, 2560 Mission College Blvd., Suite 101, Santa Clara, CA 95054. Prior to Tenant's occupancy of the Premises, all notices by Landlord to Tenant shall be sent to Tenant's current offices at 1380 Willow Road, Menlo Park, CA 94025. Each notice, request, demand, advice or designation referred to in this paragraph shall be deemed received on the date of the personal service or, mailing thereof in the manner herein provided, as the case may be.

32. EXAMINATION OF LEASE Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and this instrument is not effective as a lease or otherwise until its execution and delivery by both Landlord and Tenant.

33. DEFAULT BY LANDLORD Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event earlier than (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have heretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligations is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

34. CORPORATE AUTHORITY If Tenant is a corporation (or a partnership), each individual executing this Lease on behalf of said corporation (or partnership) represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation (or partnership) in accordance with the by-laws of said corporation (or partnership in accordance with the partnership agreement) and that this Lease is binding upon said corporation (or partnership) in accordance with its terms. If Tenant is a corporation, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of the resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

35. BASIC RENT ADJUSTMENT
    (Deleted)

36. LIMITATION OF LIABILITY In consideration of the benefits accruing hereunder. Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

    (a) the sole and exclusive remedy shall be against Landlord's interest in the Premises leased herein;
    (b) no partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);
    (c) no service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);


                                       19
                                                                  Initials:_____
                                                                  Initials:_____

         (d) no partner of Landlord shall be required to answer or otherwise plead to any service of process

         (e)      no judgment will be taken against any partner of Landlord;

         (f) any judgment taken against any partner of Landlord may be vacated and set aside at any time without hearing;

         (g) no writ of execution will ever be levied against the assets of any partner of Landlord;

         (h) these covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

         Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

37. SIGNS No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside of the Premises or any exterior windows of the Premises without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. If Tenant is allowed to print or affix or in any way place a sign in, on, or about the Premises, upon expiration or other sooner termination of this Lease, Tenant at Tenant's sole cost and expense shall both remove such sign and repair all damage in such a manner as to restore all aspects of the appearance of the Premises to the condition prior to the placement of said sign.

         All approved signs or lettering on outside doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.

         Tenant shall not place anything or allow anything to be placed near the glass of any window, door partition or wall, which may appear unsightly from outside the Premises.

38.      MISCELLANEOUS AND GENERAL PROVISIONS

         A. Use of Building Name. Tenant shall not, without the written consent of Landlord, use the name of the building for any purpose other than as the address of the business conducted by Tenant in the Premises.

         B. Choice of Law; Severability. This Lease shall in all respects be governed by and construed in accordance with the laws of the State of California. If any provision of this Lease shall be invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

         C. Definition of Terms. The term "Premises" includes the space leased hereby and any improvements now or hereafter installed therein or attached thereto. The term "Landlord" or any pronoun used in place thereof includes the plural as well as the singular and the successors and assigns of Landlord. The term "Tenant" or any pronoun used in place thereof includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations, and their and each of their respective heirs, executors, administrators, successors and permitted assigns, according to the context hereof, and the provisions of this Lease shall inure to the


                                       20
                                                                  Initials:_____
                                                                  Initials:_____
                  benefit of and bind such heirs, executors, administrators, successors and permitted assigns.

                  The term "person" includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations. Words used in any gender include other genders. If there be more than one Tenant the obligations of Tenant hereunder are joint and several. The paragraph headings of this Lease are for convenience of reference only and shall have no effect upon the construction or interpretation of any provision hereof.

D. Time of Essence. Time is of the essence of this Lease and of each and all of its provisions.

E. Quitclaim. At the expiration or earlier termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten
         (10) days after written demand from Landlord to Tenant, any quitclaim deed or other document required by any reputable title company, licensed to operate in the State of California, to remove the cloud or encumbrance created by this Lease from the real property of which Tenant's Premises are a part.

F. Incorporation of Prior Agreements; Amendments. This instrument along with any exhibits and attachments hereto, including the Construction Letter of even date, hereof, constitutes the entire agreement between Landlord and Tenant relative to the Premises and this agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this agreement.

G. Recording. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the consent of the other.

H. Amendments for Financing. Tenant further agrees to execute any amendments required by a lender to enable Landlord to obtain financing, so long as Tenant's rights hereunder are not substantially affected.

I. Additional Paragraphs. Paragraphs 39 through 54 are added hereto and are included as part of this lease.

J. Clauses, Plats and Riders. Clauses, plats and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof.

K. Diminution of Light, Air or View. Tenant covenants and agrees that no diminution or shutting off of light, air or view by any structure which may be hereafter erected (whether or not by Landlord) shall in any way affect this Lease, entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant


                                       21
                                                                 Initials:______
                                                                 Initials:______

         Paragraphs 39 through 54 to Lease Agreement Dated November 25, 1996, By and Between the Arrillaga Family Trust and the Richard T. Peery Separate Property Trust, as Landlord, and Versant Object Technology Corporation, a California corporation, as Tenant for 54,492+ Square Feet of Space Located at 6539 Dumbarton Circle, Fremont, California.

39. BASIC RENT Subject to Paragraphs 2A, 2B and 3 and in accordance with Paragraph 4A herein, the total aggregate sum of ELEVEN MILLION TWO HUNDRED SEVENTY NINE THOUSAND EIGHT HUNDRED FORTY FOUR AND NO/100 DOLLARS
($11,279,844.00), shall be payable as follows:

         On June 1, 1997, the sum of EIGHTY ONE THOUSAND SEVEN HUNDRED THIRTY EIGHT AND NO/100 DOLLARS ($81,738.00) shall be due, and a like sum due on the first day of each month thereafter, through and including May 1, 1998.

         On June 1, 1998, the sum of EIGHTY FOUR THOUSAND FOUR HUNDRED SIXTY TWO AND 60/100 DOLLARS ($84,462.60) shall be due, and a like sum due on the first day of each month thereafter, through and including May 1, 1999.

         On June 1, 1999, the sum of EIGHTY SEVEN THOUSAND ONE HUNDRED EIGHTY SEVEN AND 20/100 DOLLARS ($87,187.20) shall be due, and a like sum due on the first day of each month thereafter, through and including May 1, 2000.

         On June 1, 2000, the sum of EIGHTY NINE THOUSAND NINE HUNDRED ELEVEN AND 80/100 DOLLARS ($89,911.80) shall be due, and a like sum due on the first day of each month thereafter, through and including May 1, 2001.

         On June 1, 2001, the sum of NINETY TWO THOUSAND SIX HUNDRED THIRTY SIX AND 40/100 DOLLARS ($92,636.40) shall be due, and a like sum due on the first day of each month thereafter, through and including May 1, 2002.

         On June 1, 2002, the sum of NINETY FIVE THOUSAND THREE HUNDRED SIXTY ONE AND NO/100 DOLLARS ($95,361.00) shall be due, and a like sum due on the first day of each month thereafter, through and including May 1, 2003.

         On June 1, 2003, the sum of NINETY EIGHT THOUSAND EIGHTY FIVE AND 60/100 DOLLARS ($98,085.60) shall be due, and a like sum due on the first day of each month thereafter, through and including May 1, 2004.

         On June 1, 2004, the sum of ONE HUNDRED THOUSAND EIGHT HUNDRED TEN AND 20/100 DOLLARS ($100,810.20) shall be due, and a like sum due on the first day of each month thereafter, through and including May 1, 2005.


                                       22
                                                                 Initials:______
                                                                 Initials:______

         On June 1, 2005, the sum of ONE HUNDRED THREE THOUSAND FIVE HUNDRED THIRTY FOUR AND 80/100 DOLLARS ($103,534.80) shall be due, and a like sum due on the first day of each month thereafter, through and including May 1, 2006.

like sum due on the first

    On June 1, 2006, the sum of ONE HUNDRED SIX THOUSAND TWO HUNDRED FIFTY NINE AND 40/100 DOLLARS ($106,259.40) shall be due, and a like sum due on the first day of each month thereafter, through and including May 1, 2007; or until the entire aggregate sum of ELEVEN MILLION TWO HUNDRED SEVENTY NINE THOUSAND EIGHT HUNDRED FORTY FOUR AND NO/100 DOLLARS ($11,279,844.00) has been paid.

40. CONSENT: Whenever the consent of one party to the other is required hereunder, such consent shall not be unreasonably withheld.

41. AUTHORITY TO EXECUTE. The parties executing this Lease Agreement hereby warrant and represent that they are properly authorized to execute this Lease Agreement and bind the parties on behalf of whom they execute this Lease Agreement and to all of the teens, covenants and conditions of this Lease Agreement as they relate to the respective parties hereto.

42. EXPENSES OF OPERATION, MANAGEMENT AND MAINTENANCE OF THE DRIVEWAY, PARKING LOT AND LANDSCAPED AREAS OF THE PARCEL, ON WHICH THE PREMISES ARE LOCATED: It is understood by Landlord and Tenant that the areas outlined in Orange on Exhibit A attached hereto are considered Common Areas; said Common Areas are limited to the cave way entrance; the fountain (if any) and landscaping included in said Common Areas. Landlord shall maintain, repair and replace as needed said improvements within the Common Areas and Tenant shall pay its pro-rata share of the total costs for all such work completed in the Common Areas; unless, however, Tenant is responsible for damage to the same which has resulted in said repairs and/or replacement, in which case Tenant shall pay one hundred percent (100%) of said costs. Landlord shall also maintain on behalf of Tenant, the non-Common Area landscape areas, asphalt paved areas (including the Parking Lot) and sidewalks on the Premises and Tenant shall pay one hundred percent (100%) of those costs. The cost incurred in both the Common Areas and non-Common Areas include, but are not limited to license, permit and inspection fees; utility charges associated with exterior landscaping and lighting, all charges incurred in the maintenance, repair and replacement as necessary of the: landscaped areas, fountains (if any), parking lots, parking lot lighting, sidewalks, driveways, maintenance, repair and replacement of all fountains (if any) and fountain related fixtures and electrical, mechanical and plumbing systems; supplies, materials, equipment and tools; the cost of capital expenditures which have the effect of reducing operating expenses, provided, however, that in the event Landlord makes such capital improvements, Landlord may amortize its investment in said improvements (together with interest at the rate of fifteen ( 15%) percent per annum on the unamortized balance) as an operating expense in accordance with standard accounting practices, provided, that such amortization is not at a rate greater than the anticipated savings in the operating expenses. Tenant hereby waives all rights hereunder, and benefits of,


                                       23
                                                                 Initials:______
                                                                 Initials:______
subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code and under any similar law, statute or ordinance now or hereafter in effect.

Said costs for Tenant shall pay services provided by Landlord as Additional Rent in accordance with Paragraph 4D of the Lease.

43. ADDITIONAL RENT CONTINUED: Notwithstanding anything to the contrary in Paragraph 4D, the following items shall be excluded from "Additional Rent":

         1. Leasing commissions, attorney's fees, costs, disbursements, and other expenses incurred in connection with negotiations with other tenants, or disputes between Landlord and other tenants, or in connection with leasing, renovating, or improving space outside the Leased Premises for other current or prospective tenants or other current or prospective occupants of the Complex.

         2. The cost of any service sold to any other tenant or other occupant for which Landlord is entitled to be reimbursed as an additional charge or rental over and above the basic rent and escalations payable under the lease with said other tenant or other occupant.

         3. Any costs for which Landlord is reimbursed by others.

         4. Any costs, fines, or penalties incurred due to violations by Landlord of any governmental rule or authority.

44. ASSIGNMENT OF WARRANTIES: During the Term of the Lease, Landlord hereby assigns to Tenant all of Landlord's Contractor's warranties and shall cooperate with Tenant in enforcing any of such warranties except that Landlord shall not be required to pay any legal fees or incur any expenses in this regard.

45. ASSESSMENT CREDITS: The demised property herein may be subject to a special assessment levied by the City of Fremont as part of an Improvement District. As a part of said special assessment proceedings (if any), additional bonds were or may be sold and assessments were or may be levied to provide for construction contingencies and reserve funds. Interest shall be earned on such funds created for contingencies and on reserve funds, which will be credited for the benefit of, said assessment district. To the extent surpluses are created in said district through unused contingency funds, interest earnings or reserve funds, such surpluses shall be deemed the property of Landlord. Notwithstanding that such surpluses may be credited on assessments otherwise due against the Leased Premises, Tenant shall pay to Landlord, as additional rent if, and at the time of any such credit of surpluses, an amount equal to all such surpluses so credited For example: if (i) the property is subject to an annual assessment of $1,000.00, and (ii) a surplus of $200.00 is credited towards the current year's assessment which reduces the assessment amount shown on the property tax bill from $1,000.00 to $800.00, Tenant shall, upon receipt) of notice from Landlord, pay to Landlord said $200.00 credit as Additional Rent.


                                       24
                                                                 Initials:______
                                                                 Initials:______

    A. In addition to and notwithstanding anything to the contrary in Paragraph 16 of this Lease, Landlord hereby agrees to consent to Tenant's assigning or subletting said Lease and not to receive any Excess Rent (as described in Paragraph 16) to: (i) any parent or subsidiary corporation, affiliate, or corporation with which Tenant merges or consolidates, provided that the net worth of said parent or subsidiary corporation, affiliate, or said corporation has a net worth equal to or greater than the net worth of Tenant at the time of such assignment, merger, or consolidation; or (ii) any third party or entity to whom Tenant sells all or substantially all of its assets; provided, that the net worth of the resulting or acquiring corporation has a net worth after the merger, consolidation or acquisition equal to or greater than the net worth of Tenant at the time of such merger, consolidation or acquisition. No such assignment or subletting will release the Tenant from its liability and responsibility under this Lease to the extent Tenant continues in existence following such transaction. Notwithstanding the above, Tenant shall be required to (a) give Landlord written notice prior to such assignment or subletting to any party as described in (i) and (ii) above, and (b) execute Landlord's consent document prepared by Landlord reflecting the assignment or subletting.

    B. Any and all sublease agreement(s) between Tenant and any and all subtenant(s) (which agreements must be consented to by Landlord, pursuant to the requirements of this Lease) shall contain the following language:

        "If Landlord and Tenant jointly and voluntarily elect, for any reason whatsoever, to terminate the Master Lease prior to the scheduled Master Lease termination date, then this Sublease (if then still in effect) shall terminate concurrently with the termination of the Master Lease. Subtenant expressly acknowledges and agrees that (1) the voluntary termination of the Master Lease by Landlord and Tenant and the resulting termination of this Sublease shall not give Subtenant any right or power to make any legal or equitable claim against Landlord, including without limitation any claim for interference with contract or interference with prospective economic advantage, and (2) Subtenant hereby waives any and all rights it may have under law or at equity against Landlord to challenge such an early termination of the Sublease, and unconditionally releases and relieves Landlord, and its officers, directors, employees and agents, from any and all claims, demands, and/or causes of action whatsoever (collectively, "Claims"), whether such matters are known or unknown, latent or apparent, suspected or unsuspected, foreseeable or unforeseeable, which Subtenant may have arising out of or in connection with any such early termination of this Sublease. Subtenant knowingly and intentionally waives any and all protection which is or may be given by Section 1542 of the California Civil Code which provides as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with debtor.

    The term of this Sublease is therefore subject to early termination. Subtenant's initials here below evidence (a) Subtenant's consideration of and agreement to this early termination provision, ((b)) Subtenant's acknowledgment that, in determining the net benefits to be derived


                                       25
                                                                 Initials:______
                                                                 Initials:______
by Subtenant under the terms of this Sublease, Subtenant has anticipated the potential for early termination, and (c) Subtenant's agreement to the general waiver and release of Claims above.

47. HAZARDOUS MATERIALS: Landlord and Tenant agree as follows with respect to the existence or use of "Hazardous Materials" (as defined herein) on, in, under or about the Premises and real property located beneath said Premises and the common areas of the Parcel, which includes the entire parcel of land on which the Premises are located as shown in Green on Exhibit A attached hereto (hereinafter collectively referred to as the "Property"):

         A. As used herein, the term "Hazardous Materials" shall mean any material, waste, chemical, mixture or byproduct which is or hereafter is defined, listed or designated under Environmental Laws ((defined below) as a pollutant, or as a contaminant, or as a toxic or hazardous substance, waste or material, or any other unwholesome, hazardous, toxic, biohazards, or radioactive material, waste, chemical, mixture or byproduct, or which is listed, regulated or restricted by any Environmental Law, / (including, without limitation, petroleum hydrocarbons or any distillates or derivatives or fractions thereof, polychlorinated biphenyls, or asbestos). As used herein, the term
"Environmental Laws" shall mean any applicable Federal, State of California or local government law (including common law) statute, regulation, rule, ordinance, permit, license, order, requirement, agreement, or approval, or any determination, judgment, directive, or order of any executive or judicial authority at any level of Federal, State of California or local government (whether now existing or subsequently adopted or promulgated) relating to pollution or the protection of the environment, ecology, natural resources, or public health and safety.

         B. Tenant shall obtain Landlord's written consent, which may be withheld in Landlord's discretion, prior to the occurrence of any Tenant's Hazardous Materials Activities (defined below); provided, however, that Landlord's consent shall not be required for normal use in compliance with applicable Environmental Laws of customary household and office supplies (Tenant shall first provide Landlord with a list of said materials use), such as mild cleaners, lubricants and copier toner. As used herein, the term "Tenant's Hazardous Materials Activities" shall mean any and all use, handling, generation, storage, disposal, treatment, transportation, discharge, or emission of any Hazardous Materials on, in, beneath, to, from, at or about the Property, in connection with Tenant's use of the Property, or by Tenant or by any of Tenant's agents, employees, contractors, vendors, invitees, visitors or its future subtenants or assignees. Tenant agrees that any and all Tenant's Hazardous Materials Activities shall be conducted in strict, full compliance with applicable Environmental Laws at Tenant's expense, and shall not result in any contamination of the Property or the environment. Tenant agrees to provide Landlord with prompt written notice of any spill or release of Hazardous Materials at the Property during the term of the Lease of which Tenant becomes aware, and further agrees to provide Landlord with prompt written notice of any violation of Environmental Laws in connection with Tenant's Hazardous Materials Activities of which Tenant becomes aware. If Tenant's Hazardous Materials Activities involve Hazardous Materials other than normal use of customary household and office supplies, Tenant also agrees at Tenant's expense: (i) to install such Hazardous Materials monitoring, storage and containment devices as Landlord reasonably deems necessary (Landlord shall have no obligation to evaluate the need for any such installation


                                       26
                                                                  Initials:_____
                                                                  Initials:_____
or to require any such installation); (ii) provide Landlord with a written inventory of such Hazardous Materials, including an update of same each year upon the anniversary date of the Commencement Date of the Lease ("Anniversary Date"); and (iii) on each Anniversary Date, to retain a qualified environmental consultant, acceptable to Landlord, to evaluate whether Tenant is in compliance with all applicable Environmental Laws with respect to Tenant's Hazardous Materials Activities. Tenant, at its expense, shall submit to Landlord a report from such environmental consultant, which discusses the environmental consultant's findings within two (2) months of each Anniversary Date. Tenant, at its expense, shall promptly undertake and complete any and all steps necessary, and in full compliance with applicable Environmental Laws, to fully correct any and all problems or deficiencies identified by the environmental consultant, and promptly provide Landlord with documentation of all such corrections.

         C. Prior to termination or expiration of the Lease, Tenant, at its expense, shall (i) properly remove from the Property all Hazardous Materials which come to be located at the Property in connection with Tenant's Hazardous Materials Activities, and (ii) fully comply with and complete all facility closure requirements of applicable Environmental Laws regarding Tenant's Hazardous Materials Activities, including but not limited to (x) properly restoring and repairing the Property to the extent damaged by such closure activities, and (y) obtaining from the local Fire Department or other appropriate governmental authority with jurisdiction a written concurrence that closure has been completed in compliance with applicable Environmental Laws. Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any such closure activities.

         D. If Landlord, in its sole discretion, believes that the Property has become contaminated as a result of Tenant's Hazardous Materials Activities, Landlord in addition to any other rights it may have under this Lease or under Environmental Laws or other laws, by providing advance written notice, may enter upon the Property and conduct inspection, sampling and analysis, including but not limited to obtaining and analyzing samples of soil and groundwater, for the purpose of determining the nature and extent of such contamination. Tenant shall promptly reimburse Landlord for the reasonable costs of such an investigation, including but not limited to reasonable attorneys' fees Landlord incurs with respect to such investigation, that discloses Hazardous Materials contamination for which Tenant is liable [under this Lease. Except as may be required of Tenant by applicable Environmental Laws, Tenant shall not perform any sampling, testing, or drilling to identify the presence of any Hazardous Materials at the Property, without Landlord's prior written consent which may be withheld in Landlord's discretion. Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any sampling, testing or drilling performed pursuant to the preceding sentence.

         E. Tenant shall indemnify, defend (with legal counsel acceptable to Landlord, whose consent shall not unreasonably be withheld) and hold harmless Landlord, its employees, assigns, successors, successors-in-interest, agents and representatives from and against any and nil claims (including but not limited to third party claims from a private party or a government authority), liabilities, obligations, losses, causes of action, demands, governmental proceedings or directives, fines, penalties, expenses, costs (including but not limited to reasonable attorneys', consultants'


                                       27
                                                                  Initials:_____
                                                                  Initials:_____
and other experts' fees and costs), and damages, which arise from or relate to:
(i) Tenant's Hazardous Materials Activities; (ii) releases or discharges of I Hazardous Materials at the Property, which occur during the Term of this Lease,
(iii) any Hazardous Materials contamination caused by Tenant prior to the Commencement Date of the Lease; or (iv) the breach of any obligation of Tenant under this Paragraph 47 (collectively, "Tenant's Environmental Indemnification"). Tenant's Environmental Indemnification shall include but is not limited to the obligation to promptly and fully reimburse Landlord for losses in or reductions to rental income, and diminution in fair market value of the Property. Tenant's Environmental Indemnification shall further include but is not limited to the obligation to diligently and properly implement to completion, at Tenant's expense, any and all environmental investigation, removal, remediation, monitoring, reporting, closure activities, or other environmental response action (collectively, "Response Actions"). Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any Response Actions.

As evidenced by their initials set forth immediately below, Tenant acknowledges that Landlord has provided Tenant with copies of the environmental reports listed on Exhibit C ("Reports"), and Tenant acknowledges that Tenant and Tenant's experts (if any) have had ample opportunity to review such reports and that Tenant has satisfied itself as to the environmental conditions of the Property and the suitability of such conditions for Tenant's intended use of the Property. To the best of Landlord's knowledge as of the date of this Lease, except as noted in said reports, no additional on site Hazardous Materials contamination exist on the Property, however. Landlord shall have no obligation to further investigate.

It is agreed that the Tenant's responsibilities related to Hazardous Materials will survive the expiration or termination of this Lease and that Landlord may obtain specific performance of Tenant's responsibilities under this Paragraph 47.




48. ASSOCIATION DUES: The Premises leased hereunder is part of the Ardenwood Property Owner's Association (the "Association"), and is subject to Association Dues to fund the cost of the Association's obligations and expenses as authorized under said Agreement. As of the date of this Lease, Tenant's current prorate share of the Association Dues is currently estimated at $2,468.49 per year and is subject to adjustment as provided for by said Association Said Association Dues are payable by Tenant to Landlord as Additional Rent on a monthly basis throughout the Term of this Lease. Tenant understands that it will not be a direct member of the Association.

49. TAXES CONTINUED:

    A. In addition to and notwithstanding anything to the contrary contained in Paragraph 9, it is agreed that Tenant shall have the right to request Landlord to contest, or to have contested, the real estate taxes end/or assessments levied against the Premises leased hereunder with the


                                       28
                                                                  Initials:_____
                                                                  Initials:_____
specific understanding and agreement that any such contest shall in no way and in no event relieve Tenant from Tenant's responsibility to pay all real estate taxes and assessments as they appear on the tax bill as they become due. In the event any such tax contest is successful, the proportionate portion of the net refund, once received by Landlord, relating to real estate taxes and assessments actually paid by Tenant shall be refunded to Tenant. It is further understood and agreed that Landlord shall in no event be responsible for any liability or for any cost or expense incurred by Tenant by reason of Tenant's contest of such taxes and/or assessments.

         B. Notwithstanding anything within Paragraph 9, in the event prior to the Commencement Date there is an interim or supplemental reassessment of the Premises based upon the added value of the Improvements, then when Tenant accepts occupancy of the Premises Tenant shall pay any interim or supplemental taxes (but no penalties or interest in connection therewith) that have been levied against the Premises so are attributable to the added value of the Improvements (as defined in the Construction Letter of even date herewith) during the period prior to Tenant's occupancy of the Premises. As of the Lease Commencement Date, Tenant shall be responsible for paying one hundred percent (100%) of the Real Property Taxes as provided for in Paragraph 9.

         C. Notwithstanding anything within Paragraph 9, it is agreed that if any special assessments for capital improvements are assessed, and if Landlord has the option to either pay the entire assessment in cash or go to bond, and if Landlord elects to pay the entire assessment in cash in lieu of going to bond, the entire portion of the assessment assigned to Tenant's Leased Premises will be prorated over the same period that the assessment would have been prorated had the assessment gone to bond.

50. SUBDIVISION: Landlord an Tenant agree that the Premises and the Parcel outlined in Green on Exhibit A attached hereto are subject to change and/or modification once the parcel lot lines are adjusted and said revised parcel dimensions are recorded. The parities agree that Exhibit A shall be replaced with a revised and corrected Exhibit A-1, indicating any revisions to the site plan, including specific parking stall locations and/or lot line adjustments.


51. ADDRESS FOR LEASED PREMISES: It is understood that (I) the current address for the building in which the Premises are located is 6539 Dumbarton Circle, Fremont, California, and that (ii) the address for the Premises will be assigned by the City of Fremont (the "City") upon issuance of a building permit for the Interior Improvements as defined herein. In the event the address assigned to the Premises is changed by the City, said Lease shall thereafter be amended to reflect the assigned address for the Premises leased hereunder.

52. OPTION TO EXTEND LEASE FOR FIVE (5) YEARS: Provided Tenant is not in default (pursuant to Paragraph 19 of the Lease, i.e., Tenant has received notice and any applicable cure period has expired without cure) in any of the terms, covenants, and conditions of this Lease Agreement, Landlord hereby grants to Tenant and Option to Extend this Lease Agreement for an additional five (5) year period upon the following terms and conditions:


                                       29
                                                                  Initials:_____
                                                                  Initials:_____

         A. Tenant shall give Landlord written notice of Tenant's exercise of this Option to Extend not later that twelve (12) months prior to the scheduled Lease Termination Date, which Termination Date is currently projected to May 31, 2007, in which event the Lease shall be considered extended for an additional five (5) years subject to the Basic Rental set forth below and with: (i) the terms and conditions subject to amendment by Landlord (landlord, in its sole and absolute discretion, may, but is not required to, incorporate its current Lease provision that are standard in Landlord's leases as of the date of Tenant's exercise of its Option to Extend); and (ii) this Paragraph 52 deleted. In the event that Tenant fails to timely exercise Tenant's option as set forth herein in writing, Tenant shall have no further Option to Extend this Lease, and this Lease shall continue in full force and effect for the full remaining term hereof, absent this Paragraph 52.


         B. In the event Tenant timely exercises Tenant's Option to Extend as set forth herein, Landlord shall, within fifteen (15) days after receipt of Tenant's exercise of option, advise Tenant of the Basic Rental required for the Extended Term of the Lease. The initial monthly Basic Rent charged during the Extended Term shall be the higher of: (I) $2.00 per square foot per month or
(ii) an amount equal to the monthly Basic Rent during the last month of the initial Lease Term. Said initial monthly Basic Rent, once established, shall be subject to annual adjustment during the Extended Term by, at Landlord's sole and absolute discretion, either (a) a fixed increase of $0.50 per square foot per month or (b) the annual increase in the Consumer Price Index. Tenant shall have five (5) days after receipt from the Landlord of said new Basic Rental in which to accept said new Basic Rental and enter into written documentation confirming it. In the event Tenant fails to execute said written documentation confirming said new Basic Rental for the Extended Term of Lease within said (5) day period, Tenant shall have no further Option to Extend this Lease, and this Lease shall continue in full force and effect for the full remaining term hereof absent of this Paragraph 52, with Landlord having no further responsibility or obligation to Tenant with respect to Tenant's Option to Extend.

         C. The option rights of Tenant under this Paragraph 52, and the Extended Term thereunder, are granted for Tenant's personal benefit and may not be assigned or transferred by Tenant, (except to a parent or subsidiary corporation, or corporation with which Tenant merges or consolidates or the whim Tenant sells all or substantially all of its assets as provided for in Paragraph 46A), either voluntarily or by operation of law, in any manner whatsoever. In the event that Landlord consents to a sublease or assignment under Paragraph 10, the option granted herein and any Extended Term thereunder shall be void and of no force and effect, whether or not Tenant shall have purported to exercise such option prior to such assignment or sublease.

         D. INCREASED SECURITY DEPOSIT: In the event the Term of Tenant's Lease is extended pursuant to this Paragraph 52, Tenant's Security Deposit shall be increased to equal twice the Basic Rental due for the last month of the Extended Term (For Example: if the last month's Basic Rental during the Extended Term is $92,400.00, the revised Security Deposit shall be $184,800.00 ($92,400.00 per month X2)).


                                       30
                                                                  Initials:_____
                                                                  Initials:_____

53. LANDLORD'S RIGHT TO TERMINATE: It is understood that the Premises to be leased by Tenant are to be constructed by Landlord, and that Landlord is required to obtain the necessary building permits before construction of said Premises can commence. Therefore it is agreed that in the event Landlord cannot obtain all the necessary building permits for said Premises within 180 days from the date this executed Lease is received by Landlord, that Landlord can terminate this Lease Agreement without any liability to Tenant, of any type whatsoever, and that this Lease Agreement will be null and void as of the date of said cancellation. Landlord agrees to use its best efforts to obtain the required permits within the aforementioned 1 80-day period.

54. MAINTENANCE OF THE PREMISES: Notwithstanding anything to the contrary in Paragraph 7, Landlord shall repair damage to the structural shell, foundation, and roof structure (but not the interior improvements, roof membrane, or glazing) of the building leased hereunder at Landlord's cost, Landlord shall amortize the cost of the repair over the useful life of said repair, and Tenant shall be responsible for paying to Landlord one hundred percent (100%) of Tenant's pro rata share of the amortization of said COSI over the full Term remaining in the Lease at the time the repair is made; provided Tenant has not caused such damage, in which event Tenant shall be responsible for 100 percent of any such costs for repair or damage so caused by the Tenant. For Example: In the event (i) the roof purlin is repaired at a cost of $ 10,000, and (ii) said repair purlin has a useful life of twenty years, and (iii) Tenant has one year remaining in its Lease Term al the time said repair was made, Tenant would be charged its prorate share of $500 ($10,000/20 years x 1 year = $500)) as Additional Rent, in which case said amount would be due within thirty (30) days of notice from Landlord. Tenant hereby waives all rights under, and benefits of subsection I of Section 1932 and Sections 1941 and 1942 of the California Civil Code and under any similar law, statute or ordinance now or hereafter in effect. Notwithstanding the foregoing, a crack in the foundation or exterior walls that does not endanger the structural integrity of the building, or which is not life-threatening, shall not be considered material, nor shall Landlord be responsible for repair of same.

In the event the Term of the Lease is extended, pursuant to Paragraph 52 ("Option to Extend Lease for Five (5) Years") or by any other agreement between Landlord and Tenant, Tenant's pro rata share of the earlier repair cost shall be increased to include the additional amount payable IO Landlord due IO the Extended Term of the Lease. For Example: In the event: (i) the roof purlin was repaired as illustrated above; and (ii) Tenant exercises its Option to Extend this Lease for an additional five year period, Tenant would be liable for an additional payment to Landlord of $2,500 as Additional Rent. Said payment would be due in full immediately upon Tenant's exercise of its Option to Extend.


                                       31
                                                                 Initials:______
                                                                 Initials:______

         IN WITNESS WHEREOF, Landlord or Tenant have executed and delivered this Lease as of the day and year last written below.


LANDLORD:                           TENANT:
ARRILLAGA FAMILY TRUST                  VERSANT OBJECT TECHNOLOGY
CORPORATION
                                    a California corporation

By:  ____________________________   By:
_____________________________________
         John Arrillaga, Trustee


Date: ___________________________   Title:
_____________________________________


RICHARD T. PEERY, SEPARATE Type or Print Name: ______________________________ PROPERTY TRUST


By: _____________________________ Date:
___________________________________________
         Richard T. Peery, Trustee


Date: ____________________________


                                       32
                                                                 Initials:______
                                                                 Initials:______

                              MAP OF FACILITY SITE

Exhibit A To lease agreement dated November 25, 1996 by and between the Arrillaga Family Trust and the Richard T. Peery Separate Property Trust, as Landlord, and Versant Object Technology Corporation, as Tenant.


                                      33
                                                                 Initials:______
                                                                 Initials:______

                                PRELIMINARY PLAN
                            VERSANT OBJECT TECHNOLOGY
                                    BUILDING

Exhibit B To lease agreement dated November 25, 1996 by and between the Arrillaga Family Trust and the Richard T. Peery Separate Property Trust, as Landlord, and Versant Object Technology Corporation, as Tenant.


                                       34
                                                                 Initials:______
                                                                 Initials:______

$ 106,259.40

                                                        Building: Ardenwood II-I
                                                        Date Due: June 1, 1998

                                 PROMISSORY NOTE

         THE UNDERSIGNED, Versant Object Technology Corporation, a California corporation, , hereby promises, covenants and agrees to pay to the Arrillaga Family Trust and the Richard T. Peery Separate Properly Trust, at Santa Clara, California, the principal sum of ONE HUNDRED SIX THOUSAND TWO HUNDRED FIFTY NINE AND 40/100 DOLLARS ($ 106,259.40) without interest on or before June 1, 1998. This sum is final payment of a Security Deposit provided for in accordance with the Lease Agreement between the parties dated November 25, 1996, for approximately 54,492+ square feet of space located at 6539 Dumbarton Circle, Fremont, California. The parties' rights to payment, nonpayment or refund of the sum due under this Note shall be governed solely by the above Lease Agreement.


         IN THE EVENT the undersigned defaults in the timely payment of this Note, the undersigned shall pat to holder, in addition to the principal sum due hereunder, interest thereon at the then existing highest interest rate chargeable by law from June 1, 1997 until this Note is paid in full.

         IN THE EVENT legal action is taken to enforce the provisions of this Note, the undersigned, does promise, covenant, and agree to pay, in addition to the principal due hereunder and any interest accrued thereon, attorney fees and/or court costs incurred by Holder by reason of such enforcement of the provisions herein contained whether or not such action is prosecuted to judgement.

         THIS NOTE shall be governed and construed according to the laws of the State of California.

         IN WITNESSES WHEREOF, the undersigned have/has executed this Promissory Note as of the 7th day of February, 1997.

                                          VERSANT OBJECT TECHNOLOGY CORPORATION
                                          a California  corporation

                                    By

                                          RICHARD I. KADET
                                          VICE PRESIDENT
                                          Type or Print Name
                                                 Title


                                       35
                                                                  Initials:_____
                                                                  Initials:_____